Exhibit 1

                            AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, no par value, of Private Business, Inc., a Tennessee corporation. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.


Dated:  as of October 27, 2005       WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                     By:    Wynnefield Capital Management, LLC,
                                            General Partner

                                     By:    /s/ Nelson Obus
                                            ------------------------------------
                                            Nelson Obus, Co-Managing Member

                                     WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                     By:    Wynnefield Capital Management, LLC,
                                     General Partner

                                     By:    /s/ Nelson Obus
                                            ------------------------------------
                                            Nelson Obus, Co-Managing Member


                                     WYNNEFIELD SMALL CAP VALUE OFFSHORE
                                     FUND, LTD.

                                     By:    Wynnefield Capital, Inc.


                                     By:    /s/ Nelson Obus
                                            ------------------------------------
                                            Nelson Obus, President

                                     CHANNEL PARTNERSHIP II, L.P.


                                     By:    /s/ Nelson Obus
                                            ------------------------------------
                                            Nelson Obus, General Partner

                                     WYNNEFIELD CAPITAL MANAGEMENT, LLC


                                     By:    /s/ Nelson Obus
                                            ------------------------------------
                                            Nelson Obus, Co-Managing Member

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                                     WYNNEFIELD CAPITAL, INC.


                                     By:    /s/ Nelson Obus
                                            ------------------------------------
                                            Nelson Obus, President

                                     /s/ Nelson Obus
                                     ------------------------------------
                                     Nelson Obus, Individually